2Q 2015 Investor Presentation August 2015 Exhibit 99.1

Forward-Looking Statements
This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of the expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, development of claims and the effect on loss reserves, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the Company's products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices,  developments relating to existing agreements, heightened competition, changes in pricing  environments, and changes in asset valuations. The Company undertakes no obligation to publicly update any forward-looking statements as a result of events or developments subsequent to the presentation.
2.

Atlanta • Bermuda • Boston • Brussels • Chicago • Dallas • Denver • Dubai • Fresno • Hamilton Township • Houston
Irvine • Jersey City • London • Los Angeles • Malta • New York • Paris • Peoria • Portland • Richmond • Rio de Janeiro
Rockwood • San Antonio • San Francisco • Sao Paulo • Scottsdale • Seattle • Singapore • Springfield • Zurich

ARGO GROUP

3

3.
Argo Group at a Glance
Exchange / Ticker:
NASDAQ / “AGII”
Share Price:
$57.15
Market Capitalization:
$1.6 billion
Annual Dividend / Yield:
$0.80 per share / 1.4%
Gross Written Premium:
$2.0 billion
Capital:
$2.0 billion
Analyst Coverage:
Raymond James (Strong Buy)
–
Greg
Peters
KBW (Outperform)
–
Meyer
Shields
Compass Point (Neutral)
–
Ken
Billingsley
Dowling & Partners (Neutral)
–
Aaron
Woomer
William Blair (Market Perform)
–
Adam
Klauber
Macquarie (Neutral)
–
Amit
Kumar
Note: Market information as of August 11, 2015 and annual performance figures as of TTM June 30, 2015.

4.
Leading Specialty Franchise
Global underwriter of specialty insurance &
reinsurance
Strategically located in major insurance centers
•
U.S., Bermuda and London
Established presence in attractive markets
•
Leader in U.S. Excess & Surplus Lines
•
Top Quartile Lloyd’s Syndicate by stamp
•
Strong core Commercial Specialty franchise
•
Flexible reinsurance & excess casualty platform
•
Primary presence in Brazil
Diversified by geography, product & distribution
Broad and strong producer relationships
•
Retailers, wholesalers and brokers (Lloyd’s, Re)
“A” (excellent) A.M. Best rating
Primary
Insurance
Reinsurance
Property
Casualty
GWP by Business Type
GWP by Business Mix
Argo Franchise Overview
~35%
~90%
~10%
~65%

5.
Sustainable competitive advantage
•
Niche markets
•
Underwriting expertise
•
Superior customer service
•
Product innovation
Profitable organic & strategic growth
•
Profitable through cycles
•
Key underwriters/teams
•
Deals that meet stringent criteria
Deep, tenured management team
Active capital management
Strategy Aligned Toward Shareholder Value
Maximize
Shareholder
Value
through
growth in
Book Value
per Share
5.

GWP* ($ millions)
2,000
1,600
1,200
800
400
Risk Management (sold renewal rights in 2005)
International Specialty
Syndicate 1200
Commercial Specialty
Excess & Surplus Lines
$622
$788
$903
$1,056
$1,153
$1,182
$1,605
$1,987
$1,530
$1,544
$1,744
$1,888
$1,904
$1,955
14%
29%
23%
33%
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
'15/2Q TTM

	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	'15/2Q TTM
BVPS	$25.09	$27.69	$32.29	$37.32	$36.02	$42.73	$47.78	$45.95	$50.20	$53.60	$58.22	$59.76
Total Capital (Millions)	$717	$860	$992	$1,754	$1,763	$1,975	$1,986	$1,840	$1,915	$1,966	$2,025	$2,042

2001
- Acquired Colony and Rockwood
- Founded Trident (Public Entity)

2005
- Sold Risk Management business

2007
- Rebranded Argo Group
- Completed acquisition in Bermuda
- Formed Argo Re

2008
- Acquired Lloyd's Syndicate 1200

2011
- Established local presence in Brazil

ARGO GROUP

6. *Excludes GWP recorded in runoff and corporate & other. Note: BVPS (book value per common share) adjusted for June 2013 and March 2015 stock dividend. Evolution of Growth and Diversification

7.
Argo Group Business Mix ($2.0b in GWP)
GWP by
Segment
Excess &
Surplus Lines
Commercial
Specialty
Syndicate
1200
International
Specialty
29%
14%
33%
GWP by
Product
GWP by
Geography
United
States
London
Bermuda
23%
14%
Excess &
Surplus Lines
33%
Other
Commercial
Specialty
Property
Public Entity
18%
6%
6%
Marine &
Aerospace
Surety 3%
Programs
Mining 4%
Emerging Mkts &
Bermuda Long Tail 8%
6%
Emerging Markets 4%
56%
10%
29%
GWP by
Business Type
Primary
Insurance
Reinsurance
*Data is based on TTM as of June 30, 2015. Excludes GWP recorded in runoff and corporate & other.
~10%
~90%

Commercial Specialty						
Excess & Surplus Lines						
Syndicate 1200						
International Specialty

8.
Multi-Channel Distribution Strategy
Retail Broker
/
Agent
General
Agency
Wholesale
Broker
Lloyd’s
Market
Reinsurance
Broker
Rockwood
X
Argo Insurance
X
Trident
X
Surety
X
X
Commercial Programs
X
Alteris
X
Contract
X
Transportation
X
Casualty
X
E&O
X
X
D&O
X
X
Environmental
X
Allied Medical
X
X
Specialty Property
X
Liability
X
Property
X
Aviation
X
Marine
X
Excess Casualty
X
X
Professional Liability
X
X
Emerging Markets
X
X
Reinsurance
X

(1) Book value per common share:
-
Adjusted for June 2013 and March 2015 stock dividend
-
2008-2011 restated to reflect adoption of ASU 2010-26 (related to accounting for costs associated with acquiring or renewing insurance contracts); 2007 and prior not restated
-
2006 and prior years adjusted for PXRE merger
-
2003-2006 includes impact of Series A Mandatory Convertible Preferred on an as-if converted basis.  Preferred stock fully converted into common shares as of Dec. 31, 2007
(2) Price / book calculated at 52-week high and most recent book value per share. Stock price adjusted for PXRE merger for 2006 and prior years.
Maximizing Shareholder Value –
BVPS Growth
2002
Reported Book Value
1
Cumulative Dividends
Price/Book
2
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2Q ‘15
2014
$19.34
$22.50
$25.09
$27.69
$32.29
$37.32
$36.02
$42.73
$47.78
$45.95
$50.20
$53.60
$58.22
$59.76
$19.34
$22.50
$25.09
$27.69
$32.29
$38.68
$37.38
$44.09
$49.54
$48.11
$52.76
$56.69
$61.94
$63.88
1.1x
1.1x
1.2x
1.6x
1.7x
1.2x
0.9x
0.8x
0.7x
0.7x
0.6x
0.8x
0.9x
0.9x
9.

10.
Substantial Growth and Financial Strength
Scale ($m)
2002
2006
TTM 2Q '15
'02-2Q'15 Factor
Gross Written Premiums
$622.1
$1,155.6
$1,956.7
3.1x
Net Written Premiums
484.0
847.0
1,400.4
2.9x
Net Earned Premiums
378.4
813.0
1,356.9
3.6x
Financial Strength ($m)
2002
2006
TTM 2Q '15
'02-2Q'15 Factor
Total Assets
$2,208.9
$3,721.5
$6,544.0
3.0x
Total Investments
1,181.3
2,514.1
4,082.2
3.5x
Shareholder's Equity
327.7
847.7
1,668.9
5.1x
Total Capital
$327.7
$992.0
$2,042.1
6.2x
Debt+TRUPs / Total Capital
0.0%
14.5%
18.3%
A.M. Best Rating
A
A
A

GWP ($m)
13.6%

GWP ($m)
5.3%

GWP ($m)
-5.7%

GWP ($m)
2.9%

ARGO GROUP

11.
2Q YTD YoY Gross Written Premium & Combined Ratio
Consolidated GWP up 5.2% and Combined Ratio improved 1.2% in Q2 YTD 2015 vs. Q2 YTD 2014
Excess & Surplus Lines
Commercial Specialty
International Specialty
Syndicate 1200
Combined Ratio
86.3%
0.2%
86.5%
Combined Ratio
102.5%
-4.8%
97.7%
Combined Ratio
86.5%
-4.5%
82.0%
Combined Ratio
90.0%
2.0%
92.0%
$315.8
$358.8
$100
$200
$300
$400
2Q 2014 YTD
2Q 2015 YTD
$189.5
$199.5
$50
$90
$130
$170
$210
$250
2Q 2014 YTD
2Q 2015 YTD
$180.6
$170.3
$25
$75
$125
$175
$225
2Q 2014 YTD
2Q 2015 YTD
$297.1
$305.8
$100
$150
$200
$250
$300
$350
2Q 2014 YTD
2Q 2015 YTD

$101.4
$112.7
$98.3
$64.7
$71.0
$74.4
$83.2
$96.3
$112.3
$51.9

12.
Excess & Surplus Lines Segment (33% of TTM GWP)
88.9%
89.3%
99.6%
97.4%
95.5%
91.9%
93.3%
84.4%
88.1%
About Us
•
Leader in U.S. Excess & Surplus Lines
•
Strong relationships with national,
local and regional wholesale brokers
•
Seasoned U/W expertise is a competitive
advantage
•
Target all sizes of non-standard (hard-to-place)
risks, with focus on small/medium accounts
•
Underwrites on both admitted & non-admitted
basis and across all business enterprises via
two brands:
•
Colony Specialty
•
Argo Pro
GWP
by
Business
Unit
(TTM
6/30/15)
PTOI
PTOI
(1)
& Combined Ratio
2006
2014
2011
2010
2009
2008
2012
2007
2013
2Q’15
(2)
All
data
in
millions
except
for
ratio
calculations.
(1)
PTOI = Pre-Tax Operating Income. Excludes interest expense.
(2)
Data is based on year-to-date as of June 30, 2015.
(3)
Data is based on trailing twelve months as of June 30, 2015.
86.5%
2013
2011
2010
2009
2008
2006
2012
2007
2Q’15
(3)
2014
Gross Written Premium
Management Liability 8%
Errors & Omissions 7%
Allied Medical 6%
Environmental 6%
Casualty 37%
Transportation 5%
Combined Ratio
$753.2
$726.5
$684.3
$642.3
$522.6
$478.9
$513.5
$594.2
$607.2
$650.2
TTM = trailing
twelve months.
Contract  22%
Property 9%

97.4%
95.5%
91.9%
88.1%
84.4%
84.5%
2010
2011
2012
2013
2014
2Q'15 TTM

ARGO GROUP

13.
New segment
management team
is formed
Year of
restructuring and
strategy
enhancement
Year of execution
on the newly
restructured
platform
Continued
execution and
Combined Ratio
improvement
Restructuring initiatives and strategy enhancement has enabled
Argo to become an industry-leading E&S underwriter
E&S Operating Platform Enhancement
TTM = trailing twelve months.

$50.4
$61.3
$43.0
$45.8
$36.3
$1.4
($18.9)
$25.2
$15.5
$10.0

$389.1
$420.7
$510.9
$475.7
$428.1
$428.8
$437.0
$419.1
$440.2
$450.2

14.
Commercial Specialty Segment (23% of TTM GWP)
About Us
•
Business primarily placed through
retail
distribution partners
•
Argo Insurance –
designs customized
commercial insurance programs for retail
grocery stores
•
Trident –
One of the largest specialty
commercial insurance providers for small to
middle market public-sector entities in the U.S.
•
Rockwood –
2
nd
largest provider of workers
compensation for the Pennsylvania coal
mining industry
•
Programs
–
provides fronting options for
carriers to write business on Argo paper
GWP by Business Unit (TTM 6/30/15)
U.S. Retail (Argo Insurance) 14%
Restaurants 4%
Grocery 5%
Dry Cleaners 1%
Other Industries 4%
Public Entity
(Trident) 25%
Surety 13%
Mining
(Rockwood) 18%
Other 1%
Programs 28%
Transportation 2%
State Workers’ Comp Funds 23%
Combined Ratio
PTOI
Gross Written Premium
PTOI
(1)
& Combined Ratio
All data in millions except for ratio calculations. TTM = trailing twelve months.
(1)
PTOI = Pre-Tax Operating Income. Excludes interest expense.
(2)
Data is based on year-to-date as of June 30, 2015.
(3)
Data is based on trailing twelve months as of June 30, 2015.
2006
2014
2011
2010
2009
2008
2012
2007
2013
2Q’15
(2)
2013
2011
2010
2009
2008
2006
2012
2007
2Q’15
(3)
2014
89.4%
88.7%
95.6%
98.1%
108.3%
115.1%
96.5%
100.2%
97.8%
97.7%
Other 3%

($5.2)
$30.0
($27.7)
($63.8)
$31.8
$40.6
$47.3
$22.4

$282.9
$706.0
$389.9
$438.5
$533.4
$583.9
$566.2
$574.9

ARGO GROUP

15.
131.7%
115.2%
Syndicate 1200 Segment (29% of TTM GWP)
General Liability 10%
Prof. Indemnity 13%
Int’l Casualty Treaty 3%
Directors & Officers 4%
Other 3%
About Us
•
Well-established multi-class
platform at Lloyd’s of London
•
Ranks among the largest
Syndicates at Lloyd’s by Stamp
Capacity
•
Lloyd’s market ratings:
•
‘A’ (Excellent) by A.M. Best
•
‘A+’ (Strong) by S&P
GWP by Business Unit (TTM 6/30/15)
Property 42%
Liability 34%
Specialty 17%
Asia 1%
Property Fac 17%
Personal Accident 10%
N. Am. & Int’l Binders 8%
Other 8%
95.8%
112.3%
96.2%
92.4%
Offshore Energy 7%
Onshore Energy 4%
Cargo 4%
Yachts & Hulls 3%
91.4%
Combined Ratio
PTOI
Gross Written Premium
PTOI
(1)
& Combined Ratio
2013
2011
2010
2009
2008
2012
2014
2Q’15
(2)
2013
2011
2010
2009
2008
2012
2014
2Q’15
(3)
All data in millions except for ratio calculations. TTM = trailing twelve months.
(1)
PTOI = Pre-Tax Operating Income. Excludes interest expense.
(2)
Data is based on year-to-date as of June 30, 2015.
(3)
Data is based on trailing twelve months as of June 30, 2015.
92.0%
Aerospace 5%

$23.6
$50.3
$36.7
($67.7)
$15.7
$14.6
$24.2
$19.4

$126.4
$162.9
$188.9
$198.2
$260.2
$290.6
$290.2
$279.9

ARGO GROUP

16.
International Specialty Segment (14% of TTMGWP)
About Us
•
Bermuda team underwrites:
•
Property cat, short tail per risk and
proportional treaty reinsurance worldwide
•
Excess casualty and professional liability
for Fortune 1000 accounts
•
Building diversity through international
expansion:
•
Established primary operations in Brazil
•
Established operations in Eurozone
•
Established regional office in Dubai
•
Distributes through brokers
GWP by Business Unit (TTM 6/30/15)
Excess Casualty 24%
Professional Liability 12%
Brazil 22%
Marine Cargo 9%
Property & Engineering 3%
Motor 4%
Financial Lines 6%
Reinsurance 42%
Other Assumed Re 5%
Property Risk XS 4%
Property Pro Rata 5%
Property Cat 28%
Combined Ratio
PTOI
Gross Written Premium
PTOI
(1)
& Combined Ratio
All data in millions except for ratio calculations. TTM = trailing twelve months.
(1)
PTOI = Pre-Tax Operating Income. Excludes interest expense.
(2)
Data is based on year-to-date as of June 30, 2015.
(3)
Data is based on trailing twelve months as of June 30, 2015.
2013
2011
2010
2009
2008
2012
2014
2Q’15
(2)
2013
2011
2010
2009
2008
2012
2014
2Q’15
(3)
177.5%
71.7%
52.3%
77.9%
96.2%
95.4%
89.2%
82.0%

17.
2Q 2015
2Q 2014
2Q 2015
YTD
2Q 2014
YTD
Gross Written Premiums
$557.8
$520.1
$1,034.5
$983.2
Net Written Premiums
411.6
398.3
707.6
675.1
Earned Premiums
346.0
336.1
680.6
661.8
Losses and Loss Adjustment Expenses
190.6
185.1
374.3
367.6
Underwriting, Acquisition and Insurance Expenses
139.5
136.8
269.1
265.5
Underwriting Income
$15.9
$14.2
$37.2
$28.7
Net Investment Income
21.8
20.6
42.6
43.9
Fee expense, net
0.7
0.1
1.1
1.5
Interest Expense
4.6
5.1
9.5
10.1
Operating Income
$32.4
$29.6
$69.2
$61.0
Net Realized Investment and Other Gains
5.3
18.5
21.3
29.6
Foreign Currency Exchange Gain (Loss)
(3.0)
(3.4)
6.6
(3.2)
Income Before Taxes
$34.7
$44.7
$97.1
$87.4
Income Tax Provision
6.8
6.1
10.4
8.6
Net Income
$27.9
$38.6
$86.7
$78.8
Operating Income per Common Share (Diluted)¹
$0.91
$0.81
$1.94
$1.65
Net Income per Common Share (Diluted)
$0.98
$1.32
$3.03
$2.67
Loss Ratio²
55.1%
55.1%
55.0%
55.6%
Expense Ratio³
40.3%
40.7%
39.5%
40.1%
Combined Ratio
95.4%
95.8%
94.5%
95.7%
All data in millions except for per share data and ratio calculations.
(1)
Calculated using an assumed tax rate of 20%.
(2)
Defined as Losses and Loss Adjustment Expenses / Earned Premiums.
(3)
Defined as Underwriting, Acquisition and Insurance Expenses / Earned Premiums.
2Q 2015 Operating Results

18.
As of June 30, 2015
Conservative Investment Strategy
17%
18.
17%
•
Duration of 2.4 years
•
Average rating of ‘A1/A+’
•
Book yield of 2.7%*
•
Very liquid
•
Conservatively managed
Portfolio Characteristics
*Book yield is pre-tax & includes all fixed maturities
18.
Equity Investments by Sector
12% Health Care
Energy 23%
8% Financials
6% Industrials
10% Technology
2% Funds
3% Materials
8% Discretionary
Consumer
Staples 26%
Total:
$0.5b
Fixed Maturities by Type
13% Short Term & Cash
Corporate 40%.
14% Gov.
18% Structured
State/Muni 15%.
Total:
$3.2b*
*$2.8 billion in fixed maturities, $0.4 billion in short term & cash
2% Utilities & Telecom
Asset Allocation
12% Other
Fixed 66%
Maturities.
8% Short Term
12% Equities
Total:
$4.2b
*Duration includes cash & equivalents
3% Cash

19.
Q2 YTD
2010-Q2 '15
($millions)
2010
2011
2012
2013
2014
2015
Total
Total Shares Outstanding
31,206,796
31,285,469
31,384,271
34,066,889
34,318,224
37,021,341
Less: Treasury Shares
3,363,560
4,971,305
6,459,613
7,558,345

8,606,489

9,095,585

  Net Shares
27,843,236
26,314,164
24,924,658
26,508,544
25,711,735
27,925,756
Shares Repurchased
3,217,561

1,607,745

1,488,308

1,098,732

1,048,144

489,096

8,949,586

  As % of Beg. Net Shares
10%
6%
6%
4%
4%
2%
29%
Avg. Repurchase Price per Share
$33.05
$30.69
$29.89
$41.02
$48.45
$50.90
$35.86
Total Repurchased ($m)
$106.3
$49.3
$44.5
$45.1
$50.8
$24.9
$320.9
Dividends per Share
$0.48
$0.48
$0.48
$0.60
$0.69
$0.40
$3.13
Dividend Payments ($m)
$15.3
$14.2
$13.4
$16.1
$17.9
$11.2
$88.1
Repurchases + Dividends ($m)
$121.7
$63.6
$57.9
$61.1
$68.7
$36.1
$409.0
Note: Not adjusted for June 2013 or March 2015 stock dividend.
Active Capital Management
Through share repurchases and dividends, we have returned $409 million of capital and repurchased 29% of shares outstanding from 2010 through 2Q 2015

20.
(10.0%)
+0.0%
+10.0%
+20.0%
+30.0%
+40.0%
+50.0%
Aug-13
Oct-13
Dec-13
Feb-14
Apr-14
Jun-14
Aug-14
Oct-14
Dec-14
Feb-15
Apr-15
Jun-15
Aug-15
Argo Group
Peer Group
S&P 500
+23%
+46%
+33%
Source:
SNL
Financial
(as
of
8/11/15).
Note:
Peer
Group
consists
of:
Allied
World,
American
Financial,
Arch
Capital,
Aspen,
AXIS
Capital,
Endurance,
Global
Indemnity,
Markel,
Navigators,
OneBeacon,
RLI
Corp,
Selective
Group,
W.R.
Berkley.
Stock Price Performance –
Last 2 Years

21.
-
0.2x
0.4x
0.6x
0.8x
1.0x
1.2x
1.4x
1.6x
1.8x
2.0x
Jan-00
Jan-02
Jan-04
Jan-06
Jan-08
Jan-10
Jan-12
Jan-14
Argo
Peer Group
Price/Book
Jan-00
Aug-15
Argo
0.70x
0.96x
Peer Avg.
1.17x
1.36x
Difference
0.47x
0.40x
Source:  SNL Financial (as of 8/11/15).
Note:  Price to book is average price/book across all peer companies based on latest reported book value.  Peer Group consists of: Allied World,
American Financial, Arch Capital, Aspen, AXIS Capital, Endurance, Global Indemnity, Markel, Navigators, OneBeacon, RLI Corp, Selective Group,
W.R. Berkley.
Compelling Valuation vs. Peer Group
0.96x
1.36x
0.40x
Difference

22.
We believe that Argo Group has potential to generate substantial value for new and existing investors
Well Positioned for Value Creation in 2016 and Beyond
•
Compelling investment case
•
Stock trading at a discount to book value and below peers
•
Upside potential as past and ongoing efforts continue
•
Moderate financial leverage
•
Strong balance sheet with adequate reserves and excellent asset quality
•
Significant changes to premium composition completed
•
Results of re-underwriting efforts emerging in financials
•
Continue to employ and attract some of the best talent in the industry
•
Incremental yield improvements can have a favorable impact on ROE